UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 25, 2006

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Logic Drive, San Jose, California		95124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (408) 559-7778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On August 25, 2006, the Internal Revenue Service (IRS) filed a Notice of Appeal (Appeal) that it appeals to the United States Court of Appeal for the Ninth Circuit the August 30, 2005 decision of the U.S. Tax Court (Tax Court). In its 2005 decision, the Tax Court decided in favor of the Company and rejected the IRS’s position that the value of compensatory stock options must be included in the Company’s cost sharing agreement with its Irish affiliate.

The Company intends to oppose this Appeal as it believes that the Tax Court decided the case correctly, although there can be no assurances with respect to the outcome at this time. Furthermore, the Company expects that the Appeal will not have a material impact on its financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.

Date: August 30, 2006	By:	/s/ Thomas R. Lavelle
Thomas R. Lavelle
Vice President, Secretary and General Counsel